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                                                                    EXHIBIT 10.6

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment") made effective as of the 10th day of January 1998 (the "Effective Date") by and between DSET Corporation, a New Jersey corporation, with its principal place of business at 1011 Rt. 22 West, Bridgewater, New Jersey 08807 (the "Company"), and
S. Daniel Shia (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of October 1, 1996 (the "Employment Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Employment Agreement to reflect the mutually agreed upon revised terms of employment of the Executive in accordance with the provisions of this Amendment; and

     WHEREAS, the Executive desires and is willing to accept continued employment with the Company in accordance herewith.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Definitions.
         -----------

         Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Employment Agreement.

     2.  Amendments.
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         (a) All references to "President and Chief Executive Officer" in the
Employment Agreement shall be amended to refer to "Chairman of the Board and Chief Technical Officer."
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         (b) The last sentence of Section 3(c) of the Agreement shall be amended in its entirety to provide as follows: "Such options shall vest over a four-year period, with 25% vesting on each anniversary of the date hereof until fully vested."

         (c) The address of the Executive for purposes of Section 11 of the Agreement shall be 5553 Perugia Circle, San Jose, California 95138.

     3.  Reference to and Effect on the Employment Agreement.
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         (a) On and after the Effective Date, each reference to "this
Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Employment Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Employment Agreement, a reference to the Employment Agreement in any of such instrument or document to be deemed to be a reference to the Employment Agreement as amended hereby.

         (b) Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect.

     4.  Governing Law.
         -------------

         This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of New Jersey without reference to its principles regarding conflicts of laws.

     5.  Counterparts.
         ------------

         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

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     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and attested by its duly authorized officers, and the Executive has set his hand, all as of the day and year first above written.

                              DSET CORPORATION



                              By: /s/ William P. McHale, Jr.
                                  -----------------------------------
                                  William P. McHale, Jr., President
                                  and Chief Executive Officer




                              EXECUTIVE



                              /s/ S. Daniel Shia
                              ---------------------------------------
                                         S. Daniel Shia


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